EXHIBIT 10.42


                                  EXHIBIT 10.42
                                 AMENDMENT NO. 6

         THIS AMENDMENT NO. 6 (this "AMENDMENT"), dated as of September 22, 2000, is by and among STERILE RECOVERIES, INC., a Florida corporation (the "BORROWER"), certain Subsidiaries of the Borrower identified on the signature pages hereto (each a "GUARANTOR", and collectively, the "GUARANTORS"), the Lenders identified on the signature pages hereto (the "LENDERS") and FIRST UNION NATIONAL BANK, as Agent for the Lenders (the "AGENT").

                                                W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of February 24, 1999, as amended from time to time prior to the date hereof (the "EXISTING CREDIT AGREEMENT") among the Borrower, the Guarantors, the Lenders and the Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment No. 6, including its preamble and recitals, have the following meanings:

                           "AMENDED CREDIT AGREEMENT" means the Existing Credit
                  Agreement as amended hereby.

                           "AMENDMENT NO. 6 EFFECTIVE DATE" is defined in
                  SUBPART 3.1.

                  SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

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                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 6 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

                  SUBPART 2.1. SECTION 1.1. The definition of "Required Lenders" appearing in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

                  "REQUIRED LENDERS" means, at any time, Lenders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate at least 66 2/3 % of (i) the Revolving Commitments (and participation interests therein) or (ii) if the Commitments have been terminated, the outstanding Loans, LOC Obligations and participation interests.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

                  SUBPART 3.1. AMENDMENT NO. 6 EFFECTIVE DATE. This Amendment shall be and become effective as of the date hereof (the "AMENDMENT NO. 6 EFFECTIVE DATE") when all of the conditions set forth in this PART III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "AMENDMENT NO. 6."

                  SUBPART 3.2. EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

                  SUBPART 3.3. FEES AND EXPENSES. There shall have been paid by the Borrower to the Agent, any accrued and unpaid fees due under the Credit Agreement (including, without limitation, legal fees and expenses) .



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                                     PART IV
                                  MISCELLANEOUS

                  SUBPART 4.1. CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                  SUBPART 4.2. INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

                  SUBPART 4.3. REFERENCES IN OTHER CREDIT DOCUMENTS. At such time as this Amendment No. 6 shall become effective pursuant to the terms of SUBPART 3.1, all references in the Existing Credit Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

                  SUBPART 4.4. AFFIRMATION OF LIENS. The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Existing Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

                  SUBPART 4.5. REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantors hereby represent and warrant as follows:

                           (i) Each Credit Party has taken all necessary action
                  to authorize the execution, delivery and performance of this Amendment.

                           (ii) This Amendment has been duly executed and
                  delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order
                  of, or filing, registration or qualification with, any court or Governmental Authority or


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

                  third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

                           (iv) The representations and warranties of the Credit
                  Parties set forth in Article VI of the Amended Credit Agreement are true and correct in all material respects as of the date hereof.

                           (v) No Default or Event of Default exists under the
                  Existing Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

                           (vi) No Credit Party, to the best of its knowledge,
                  has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder.

                  SUBPART 4.6. ACKNOWLEDGMENT. The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents.

                  SUBPART 4.7. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SUBPART 4.8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SUBPART 4.9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                                   STERILE RECOVERIES, INC.,
--------                                    a Florida corporation


                                            By:    /s/  D. JON MCGUIRE
                                               ---------------------------------

                                            Title: VICE PRESIDENT
                                                  ------------------------------

GUARANTOR:                                  REPAK SURGICAL ENTERPRISES, INC.,
---------                                   an Ohio corporation


                                            By:    /s/  D. JON MCGUIRE
                                               ---------------------------------

                                            Title: VICE PRESIDENT
                                                  ------------------------------


LENDERS:                                    FIRST UNION NATIONAL BANK
-------                                     individually in its capacity as
                                            a Lender and in its
                                            capacity as Agent

                                            By:      /s/ JOYCE L. BARRY
                                               ---------------------------------

                                            Title:   SENIOR VICE PRESIDENT
                                                  ------------------------------


                                            SOUTHTRUST BANK

                                            By:      /s/ CHARLES S. SCHWARTZ
                                               ---------------------------------

                                            Title:   VICE PRESIDENT
                                                  ------------------------------


SIGNATURE PAGE
AMENDMENT NO. 6
TO STERILE RECOVERIES, INC. CREDIT AGREEMENT